UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2010 (October 30, 2010)

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On November 1, 2010, Park National Corporation (“Park”) issued a news release (the “News Release”) announcing the exercise of outstanding Series B Common Stock Warrants (the “Series B Warrants”) and the issuance of an aggregate of 187,200 common shares. Park received net proceeds from the exercise of such Series B Warrants in the aggregate amount of $12.3 million, net of the warrant solicitation fees payable to Rodman & Renshaw, LLC under the terms of the Letter Agreement, dated October 26, 2009, between Park and Rodman & Renshaw.

A copy of the News Release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The common shares issued by Park upon the exercise of the Series B Warrants were issued pursuant to a prospectus supplement filed on October 28, 2009 with the SEC in connection with a takedown from Park’s Registration Statement on Form S-3 (Registration File No. 333-159454), which was declared effective by the SEC on May 22, 2009. Of the 250,000 common shares subject to the Series B Warrants issued pursuant to the October 28, 2009 prospectus supplement, 187,200 or 75% were acquired upon exercise of a portion of the Series B Warrants. The remaining portion of the Series B Warrants issued in October 2009 (covering 62,800 common shares) expired on October 30, 2010 and can no longer be exercised.

The form of Series B Common Share Warrant was included as Exhibit 4.1, and the Letter Agreement, dated October 26, 2009, between Park and Rodman & Renshaw was included as Exhibit 10.1, to the Current Report on Form 8-K filed on October 28, 2009 at 5:29 p.m., Eastern Time, by Park and each is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
4.1
Form of Series B Common Share Warrants (incorporated herein by reference to Exhibit 4.1 to Park National Corporation’s Current Report on Form 8-K dated and filed on October 28, 2009 at 5:29 p.m., Eastern Time (File No. 1-13006) (“Park’s October 28, 2009 Form 8-K”))

10.1	Letter Agreement, dated October 26, 2009, between Park National Corporation and Rodman & Renshaw, LLC (incorporated herein by reference to Exhibit 10.1 to Park’s October 28, 2009 Form 8-K)

99.1	News Release issued by Park National Corporation on November 1, 2010 addressing the exercise of Series B Common Share Warrants

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: November 1, 2010	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated November 1, 2010

Park National Corporation

Exhibit No.	Description
4.1
Form of Series B Common Share Warrants (incorporated herein by reference to Exhibit 4.1 to Park National Corporation’s Current Report on Form 8-K dated and filed on October 28, 2009 at 5:29 p.m., Eastern Time (File No. 1-13006) (“Park’s October 28, 2009 Form 8-K”))

10.1	Letter Agreement, dated October 26, 2009, between Park National Corporation and Rodman & Renshaw, LLC (incorporated herein by reference to Exhibit 10.1 to Park’s October 28, 2009 Form 8-K)

99.1	News Release issued by Park National Corporation on November 1, 2010 addressing the exercise of Series B Common Share Warrants